Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company recorded an income tax benefit of $24.2 million, $15.2 million, $2.6 million, and $7.3 million for the years ended December 31, 2020 and 2019, the three months ended December 31, 2018, and the year ended September 30, 2018, respectively.

A reconciliation of income tax expense (benefit) at the statutory corporate income tax rate to the income tax expense (benefit) at the Company’s effective income tax rates is as follows (in thousands):

	Year ended December 31,		Three months ended December 31,	Year ended September 30,
	2020	2019	2018	2018
Net loss before taxes	$(166,257)	$(139,008)	$(23,253)	$(52,031)
U.K. statutory tax rate	19.0%	19.0%	19.0%	19.0%
Income tax benefit at U.K. statutory tax rate	(31,589)	(26,411)	(4,423)	(9,886)
Tax incentives / credits	(23,076)	(16,312)	(3,234)	(7,296)
Non-deductible expenses	797	4,048	127	1,553
Adjustments in respect of prior years	(1,088)	96	265	(13)
Operating losses	28,672	21,643	3,605	7,317
Tax on property, plant, equipment and intangibles	547	267	140	233
Other, net	1,552	1,510	915	812
Foreign rate differential	22	$—	—	$—
Total income tax benefit	$(24,163)	$(15,159)	$(2,605)	$(7,280)
Current income tax benefit	(22,819)	(14,749)	(2,605)	(7,280)
Deferred income tax benefit	(1,344)	(410)	—	—

Effective rate of income tax	14.5%	10.9%	11.2%	14.0%
The effective tax rates in the above table for the years ended December 31, 2020 and 2019, the three months ended December 31, 2018, and the year ended September 30, 2018 is lower than the main rate of U.K. tax primarily due to administration of the U.K. research and development tax credit, which is included within the tax incentive/credits line in the table above.
Deferred tax assets and liabilities consisted of the following at December 31, 2020 and 2019 (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Other differences	$14,135	$1,522
Tax losses	40,221	19,624
Fixed assets	3,934	896
Total deferred tax assets	58,290	22,042
Valuation allowances	(56,536)	(21,632)
Net deferred tax asset (liability)	$1,754	$410

Deferred tax assets resulting from loss carry forwards, fixed assets and retirement benefits, with total deferred tax assets increasing by $1.3 million in 2020. The Company has recorded a valuation allowance against the net deferred tax asset where the recoverability due to future taxable profits is unknown. The $1.8 million deferred tax asset balance is related to the Company's U.S. entity.
At December 31, 2020, the Company had U.K. trading losses carry forward of $211.7 million. These losses are carried forward indefinitely under local law, but are subject to numerous utilization criteria and restrictions.
As required by the authoritative guidance on accounting for income taxes, the Company evaluates the realizability of deferred tax assets at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. In circumstances where this is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, the Company establishes a valuation allowance. The Company recorded valuation allowances in the amounts of $56.5 million and $21.6 million at December 31, 2020 and 2019, respectively.